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Exhibit 32.1

TE CONNECTIVITY LTD.
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned officers of TE Connectivity Ltd. (the "Company") hereby certify to their knowledge that the Company's annual report on Form 10-K for the fiscal year ended September 25, 2015 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ THOMAS J. LYNCH Thomas J. Lynch Chief Executive Officer November 10, 2015
/s/ ROBERT W. HAU Robert W. Hau Executive Vice President and Chief Financial Officer November 10, 2015

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  Exhibit 32.1
TE CONNECTIVITY LTD. CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002